SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 23, 2013

UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

201 E. Sandpointe Avenue, 8th Floor
Santa Ana, California 92707
(Address of principal executive offices, with Zip Code)

(714) 918-9500
(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 8.01 Other Events	1
Item 9.01 Financial Statements and Exhibits	1
SIGNATURES	2
INDEX TO EXHIBITS	3
EXHIBIT 99.1

Item 8.01 Other Events

On September 23, 2013, Universal Electronics Inc. (“UEI”) issued a press release announcing it has filed a lawsuit in the United States District Court for the Central District of California against Peel Technologies, Inc., which is based in Mountain View, California, for patent infringement, seeking permanent injunction and monetary damages. A copy of the press release is furnished as Exhibit 99.1 to this report.

Pursuant to General Instruction B2 of Form 8-K, the information contained in Exhibit 99.1 will be deemed furnished, and not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is furnished with this report.

99.1    Press Release of Universal Electronics Inc. dated September 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: September 25, 2013	By: /s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated September 23, 2013

3